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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                   FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  NOVEMBER 23, 1999


                                CASINO DATA SYSTEMS
              ------------------------------------------------------
              (Exact Name of Registrant as Specified in its Charter)


            NEVADA                    0-21426             88-0261839
-------------------------------    ------------     ----------------------
(State or Other Jurisdiction of    (Commission         (I.R.S. Employer
Incorporation or Organization)     File Number)     Identification Number)


                   3300 BIRTCHER DRIVE, LAS VEGAS, NEVADA 89118
                   --------------------------------------------
                     (Address of Principal Executive Offices)


                                  (702) 269-5000
                 ----------------------------------------------------
                 (Registrant's Telephone Number, Including Area Code)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a) Effective November 23, 1999 Casino Data Systems (the "Company") dismissed KPMG LLP ("KPMG"). The decision to change accountants was approved by the Audit Committee and the Board of Directors of the Company.

              The reports of KPMG on the Company's consolidated balance sheets as of December 31, 1998 and 1997, and the related consolidated statements of operations, shareholders' equity, and cash flows for each of the years in the two-year period ended December 31, 1998, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

              During the two most recent fiscal years and the interim periods subsequent to December 31, 1998 through November 23, 1999, there were no disputes between the Company and KPMG as to matters of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports on the financial statements for such periods. KPMG has furnished the Company with a letter addressed to the Commission stating that it agrees with the above statements. A copy of this letter is included as an exhibit to this Report on Form 8-K.

         (b) The Company has engaged the firm of Deloitte & Touche LLP as independent accountants for the Company's fiscal year ending December 31, 1999 to replace KPMG. The Company's Board of Directors approved the selection of Deloitte & Touche LLP as independent accountants upon recommendation of the Company's Audit Committee.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              (16)  Letter regarding change in certifying accountants.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             CASINO DATA SYSTEMS
                                             -------------------
                                                   Registrant




Date:  November 30, 1999                      /s/ Steven A. Weiss
                                              --------------------------------
                                                  Steven A. Weiss
                                                  Chief Executive Officer and
                                                  Chairman of the Board
                                                  (Principal Executive Officer)


Date:  November 30, 1999                      /s/ Lee Lemas
                                              --------------------------------
                                                  Lee  Lemas
                                                  Chief Operating and
                                                  Financial Officer
                                                  (Principal Financial and
                                                  Accounting Officer)